EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons can be found on the Form 4 filed herewith.

Name of Designated Filer: H&F CORPORATE INVESTORS VIII, LTD.

Date of Event Requiring Statement: November 12, 2025

Issuer Name and Ticker or Trading Symbol: Claritev Corp [ CTEV ]

H&F CORPORATE INVESTORS VIII, LTD.
By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P
Its:	General Partner

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII (PARALLEL), L.P.

By:	Hellman & Friedman Investors VIII, L.P
Its:	General Partner

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park

Title:	Secretary and Vice President

HFCP VIII (PARALLEL-A), L.P.

By:	Hellman & Friedman Investors VIII, L.P
Its:	General Partner

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

H&F EXECUTIVES VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P
Its:	General Partner

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

H&F ASSOCIATES VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P
Its:	General Partner

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park

Title:	Secretary and Vice President

H&F POLARIS PARTNERS, L.P.

By:	H&F Polaris Partners GP, LLC
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

H&F POLARIS PARTNERS GP, LLC

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President

HELLMAN & FRIEDMAN INVESTORS VIII, L.P.

By:	H&F Corporate Investors VIII, Ltd.
Its:	General Partner

By:	/s/ Arrie R. Park
Name:	Arrie R. Park
Title:	Secretary and Vice President